AZZ Inc. Q3 FY2023 Earnings Release Presentation January 10, 2023

Q3 FY2023 EARNINGS PRESENTATION Disclaimers 2 Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward- looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.

Q3 FY2023 EARNINGS PRESENTATION Q3 FY2023 Company Highlights Q3 Fiscal 2023 Sales $373 million(1) Metal Coatings Segment $158.3M +17.2% vs. Q3 FY2022 Precoat Metals Segment $215.0M Key Accomplishments in the Quarter +14.8% vs. Comparable Q3 FY2022  Completed the divestiture of a 60% majority stake in the Infrastructure Solutions Segment(2) on September 30, 2022  Debt decrease of $230.3 million, resulting in net leverage of 3.4x LTM Adjusted EBITDA at end of Q3 (1) Reflect Sales from Continuing Operations (2) Divestiture excluded AZZ Crowley Tubing 3

Q3 FY2023 EARNINGS PRESENTATION

Q3 Fiscal Year 2023 Summary – AZZ Consolidated Results

In $millions, except percentages and per share amounts

Sales

+176%


$135.1
$373.3
FY2022
FY2023

- Solid third quarter sales performance across both segments driven by value-pricing initiatives and higher volume
- Excludes AIS sales of $42.3 million (reflected in discontinued operations)

EBITDA

(34%) / (a) +79%


$39.8
$26.2
$71.2
FY2022
FY2023
FY2023 (a)

- Flow through from higher sales, particularly AMC

Net Income

(214%) / (a) +4%


$21.1
-$24.1
$22.0
FY2022
FY2023
FY2023(a)

- Continued strong operational performance across the Segments
- Adjusted Net Income Q3 FY23 reflects impact of non-cash add-backs

Diluted EPS

(214%) / (a) +4%


$0.85
-$0.97
$0.88
FY2022
FY2023
FY2023(a)

- Write down on disposal of discontinued operations ($40.1) million, net of tax
- Q3 adjusted EPS includes $1.85 of EPS add-backs

(a) Adjusted (Non-GAAP measure. See slides 20 and 21 for reconciliation of GAAP to Non-GAAP)

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AZZ
Q3 FY2023 EARNINGS PRESENTATION

Q3 FY2023 Segment Results – Metal Coatings Segment

In millions $ except percentages

Key Statistics

FY2022 Sales	$135.1
Organic	$17.3
Acquisitions	$5.9
FY2023 Sales	$158.3

Sales
+17%


$135.1
$158.3
FY2022
FY2023

Operating Income
+1%


$33.1
$33.5
24.5%
21.2%
FY2022
FY2023

EBITDA(1)
+3%


$40.7
$41.9
30.2%
26.5%
FY2022
FY2023

AZZ Metal Coating Segment (AMC) Summary:

- Strong total segment sales growth during the quarter, driven by an increase in galvanizing volumes and price realization
- Operating margin of 21.2% for the current quarter, primarily due to peak cost of zinc flowing through the majority of our kettles and mix
- Outlook for the 4th quarter of the year remains good but with normal winter impact on construction activity
- Improved customer responsiveness and productivity through continued investment in our Digital Galvanizing System (DGS)

(1) Non-GAAP measure. See slides 20 and 2` for reconciliation of GAAP to non-GAAP

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Q3 FY2023 EARNINGS PRESENTATION Q3 FY2023 Segment Results – Precoat Metals (acquisition date May 13, 2022) • Sales up 14.8% on a comparable basis • Adjusted EBITDA of $34.4 million in line with management’s seasonal expectations • Specific plans are in place to address production inefficiencies and we are encouraged by the results to date In millions $ except percentages Key Statistics AZZ Precoat Metals Segment (APM) Summary: 6 Sales $215.0 FY2023 Adjusted Operating Income(1) EBITDA(2) $29.0 FY2023 $34.4 FY2023 13.5% FY2022 Sales Organic Acquisitions FY2023 Sales $ 0.0 $215.0 $215.0 $0.0 16.0% (1) Adjusted operating income represents GAAP operating income of $21.1 plus depreciation and amortization related to the Precoat Acquisition of $7.9 (2) Non-GAAP measure. See slides 19 and 20 for reconciliation of GAAP to non-GAAP

Q3 FY2023 EARNINGS PRESENTATION Sales Net Income Diluted EPS YTD Fiscal Year 2023 Summary – AZZ Consolidated Results $395.7 $987.1 FY2022 FY2023 +149% • Metal Coatings Sales of $487.6 up 23% YTD • Precoat Sales $499.5 • Continued strong operational performance across the Segments • Adjusted Net Income Q3 FY23 reflects impact of non-cash add- backs (194%) / (a) +56% (195%) / (a) +56% In $millions, except percentages and per share amounts $62.4 $97.2 FY2022 FY2023 FY2023(a) $2.48 $3.89 FY2022 FY2023 FY2023(a) EBITDA (47%) / (a) +100% • Metal Coatings EBITDA $148.6 • Precoat EBITDA $93.8 • EBITDA in table above includes both continuing and discontinued operations $119.2 $63.3 $238.5 FY2022 FY2023 FY2023 (a) (a) Adjusted (Non-GAAP measure. See slides 20 and 21 for reconciliation of GAAP to Non-GAAP) 7 $(2.35)$(58.7) • Write down on disposal of discontinued operations ($130.1) million, net of tax • YTD adjusted EPS includes $6.24 of EPS add-backs

Q3 FY2023 EARNINGS PRESENTATION 8 Q3 FY2023 Consolidated Results In millions, except for EPS and percentages Q3 FY 2023 Q3 FY 2022 % Change vs. Prior Year Sales $373.3 $135.1 +176.3% Gross Profit $73.1 $37.6 +94.4% Gross Margin 19.6% 27.8% (820)bps Operating Profit $45.4 $21.3 +113.2% Operating Margin 12.2% 15.8% (360)bps Adjusted EBITDA(1) $71.2 $39.8 +78.9% Adjusted Net Income(1) $22.0 $21.1 +4.3% Adjusted Diluted Earnings Per Share(1) $0.88 $0.85 +3.5% Diluted Shares Outstanding 24,995 24,945 0.2% (1) Adjusted (Non-GAAP measure. See slides 20 and 21 for reconciliation of GAAP to non-GAAP)

Q3 FY2023 EARNINGS PRESENTATION YTD FY2023 AZZ Cash Flow Highlights – Continuing Operations In millions, except for percentages YTD FY 2023 YTD FY 2022 Net Cash Provided by Operating Activities $68.6 $45.9 Less: Capital Expenditures(1) $(35.1) $(15.8) Free Cash Flow(2) $33.5 $30.1 Net Income from continuing operations $58.9 $39.0 Free Cash Flow / Net Income 56.9% 77.2% Acquisition of Subsidiaries, net of cash acquired $1,283.4 $0.0 Payment of Dividends $(12.7) $(12.7) Share Repurchases $0 $28.9 9 (1) Represents capital expenditures for FY2023 and FY2022 from continuing operations - excludes year-to-date expenditures from discontinued operations of $4.8 million and $3.4 million, respectively (2) Free Cash Flow is a Non-GAAP measure that is reconciled to the GAAP measure (net cash provided by operating activities)

AZZ
Q3 FY2023 EARNINGS PRESENTATION

Capital Allocation

In millions


Q3 2023 Capital Deployment
$18.3
$0.0
$0.0
$4.2
$230.3
Capital Expenditures
Acquisitions
Share Repurchases
Dividends
Debt Repayment

Growth

Capital Expenditures
- Safety, Health and Environmental
- Productivity and capacity initiatives
- General maintenance and sustainability

Acquisitions
- Focused on Precoat Metals integration
- Active pipeline of targets, but none actionable in the near term

Shareholder Return

Share Repurchases
- No share repurchases in the quarter, nor anticipated

Dividends
- Paid second quarter FY2023 common dividend

Debt Repayment
- Reduced debt by $230.3 million
- Reduced net leverage to 3.4x

10

Q3 FY2023 EARNINGS PRESENTATION 4.2x 4.3x 3.6x 3.4x 3.0x Max Leverage 6.25x 0.0x 1.5x 3.0x 4.5x 6.0x Pro Forma Leverage Qtr 1 FY2023 Qtr 2 FY2023 Qtr 3 FY2023 Feb-24 11 Note: 6.25X represents Max Leverage Covenant in debt agreement as of November 30, 2022. Q3 Fiscal Year 2023 – Debt Compliance / Net Leverage • No debt maturities until 2027 • Strong cash flow generation supports deleveraging priority • Robust cash flow with expected adjusted EBITDA of $285-$305 million • Tax benefits of Precoat transaction reduces cash tax outlays Long-Term Target Range 2.5-3.0X

Key Indicators And Financial Guidance 12

Q3 FY2023 EARNINGS PRESENTATION 13 Metal Coatings Segment  Market activity remains normal as we progress through the seasonally slower winter months  Fabrication activity remains solid for Q4  Zinc costs in our kettles have peaked in most markets  Precoat Metals Segment  Business more reliant on construction sector, expected to be seasonally slower during winter months  Expect customer inventories to normalize based on actions taken  Pricing actions expected to help offset continued inflationary pressures  Corporate  Continue to monitor cash flow, customer credit, expenses and ensure effective capital deployment Key Indicators

Q3 FY2023 EARNINGS PRESENTATION 14 Prior Guidance - FY 2023 Adjusted EPS(2) Sales $3.80 - $4.00 $1,455 - $1,505mm(1) $1,275 - $1,325mm Pro Forma Sales Sales Adjusted EBITDA Revised Guidance – FY 2023 $300 - $320mm(1) $285 - $305mm Pro Forma EBITDA Adjusted EBITDA Adjusted EPS $3.40 - $3.60(1) Pro Forma EPS No change Raising Guidance to $4.05 - $4.25(3) Adjusted EPS Note: FY based on February year-end (1) Includes full-year impact of Precoat as if transaction closed March 1, 2022 (2) Adjusted earnings and earnings per share include post-tax cash impact of Precoat depreciation and amortization (3) Full year guidance reflects the previously communicated seasonally lower fourth quarter, additional interest expense, dividends on our Preferred Stock, and the impact of a normalized forward-looking tax rate. Fourth quarter also excludes any potential impact of equity in earnings on our investment in the AIS JV No change

Q3 FY2023 EARNINGS PRESENTATION INVESTOR PRESENTATION 15 North America’s leading independent hot-dip galvanizing and coil coating company with #1 positions in both markets Value-added tolling business model protects margins, limits metal commodity exposure, and minimizes NWC intensity Diversified and resilient end markets with secular growth tailwinds Irreplaceable footprint provides cost advantages and enables service capabilities to customers Best-in-class margins, returns and free cash flow Mission-driven, experienced management team Investment Thesis 15

Q&A

Appendix

Q3 FY2023 EARNINGS PRESENTATION 18 Q3-2023 Earnings Per Share (EPS) Walk(1) (1) Earnings per share amounts included in the chart above may not sum due to rounding differences. ($0.97) $0.88 $0.27 $1.80 $0.32 ($1.50) ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50

Reg “G” Tables

AZZ
Q3 FY2023 EARNINGS PRESENTATION

Consolidated Non-GAAP Disclosure

	Three Months Ended November 30,				Nine Months Ended November 30,			
	2022		2021		2022		2021	
	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]	Amount	Per Diluted Share[1]
Net income (loss) available to common shareholders and diluted earnings per share	$ (24,142)		$ 21,085		$ (58,675)		$ 62,400	
Net income for diluted earnings per share	$ (24,142)	(0.97)	$ 21,085	0.85	$ (58,675)	(2.35)	$ 62,400	2.48
Adjustments:								
Acquisition and transaction related expenditures[2]	—	—	—	—	15,320	0.61	—	—
Loss on disposal of discontinued operations	45,010	1.80	—	—	159,910	6.40	—	—
Additional depreciation and amortization related to acquisition[3]	7,986	0.32	—	—	18,634	0.75	—	—
Incremental normalized tax expense	—	—	—	—	—	—	—	—
Subtotal	52,996	2.12	—	—	193,864	7.76	—	—
Tax impact[4]	(6,877)	(0.28)	—	—	(37,986)	(1.52)	—	—
Total adjustments	46,119	1.85	—	—	155,878	6.24	—	—
Adjusted earnings and adjusted earnings per share	$ 21,977	$ 0.88	$ 21,085	$ 0.85	$ 97,203	$ 3.89	$ 62,400	$ 2.48

(1) Earnings per share amounts included in the table above may not sum due to rounding differences.

(2) Includes expenses related to the Precoat acquisition, as well as the divestiture of the AZZ Infrastructure Solutions business into the AIS JV.

(3) Due to purchase price accounting related to the acquisition of Precoat Metals, additional depreciation and amortization was adjusted during the third quarter. The year-to-date amount includes $3.2 million related to the first quarter, $7.5 million related to the second quarter and $8.0 million related to the third quarter.

(4) Tax benefit consists of: 21% federal statutory rate and 3% blended state tax rate for all adjustments except the loss on disposal of discontinued operations, and 11% and 18% for the loss on disposal of discontinued operations for the three and nine months ended November 30, 2022, respectively.

20

Q3 FY2023 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 21 (1) Interest expense, income tax expense and depreciation and amortization amounts include both continuing and discontinued operations. Three Months Ended Nine Months Ended November 30, November 30, 2022 2021 2022 2021 Net income (loss) $ (20,542) $ 21,085 $ (54,035) $ 62,400 Interest Expense(1) 26,126 1,630 61,747 5,081 Income Tax (Benefit) Expense(1) (2,380) 5,964 (7,530) 18,489 Depreciation and Amortization(1) 22,970 11,138 63,092 33,222 Total Adjustments 46,716 18,732 117,309 56,792 Non-GAAP EBITDA 26,174 39,817 63,274 119,192 Restructuring and impairment charges: Acquisition and transaction-related expenditures — — 15,320 — Loss on disposal of discontinued operations 45,010 — 159,910 — Adjusted EBITDA $ 71,184 $ 39,817 $ 238,504 $ 119,192

Q3 FY2023 EARNINGS PRESENTATION Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 22 Three Months Ended November 30, Nine Months Ended November 30, 2022 2021 2022 2021 Metal Coatings Net income (loss) $ 32,972 $ 33,191 $ 121,832 $ 97,169 Interest Expense 9 4 21 9 Income Tax Expense 689 — 1,953 — Depreciation and Amortization Expense 8,225 7,534 24,785 22,610 Total adjustments 8,923 7,538 26,759 22,619 Non-GAAP EBITDA 41,895 40,729 148,591 119,788 Precoat Metals Net income (loss) $ 21,235 $ — $ 64,221 $ — Interest Expense (182) — (266) — Income Tax Expense — — — — Depreciation and Amortization Expense 13,381 — 29,891 — Total adjustments 13,199 — 29,625 — Non-GAAP EBITDA 34,434 — 93,846 — Corporate Net income (loss) $ (35,768) $ (20,084) $ (127,141) $ (58,181) Net income from continuing operations $ 18,439 $ 13,107 $ 58,912 $ 38,988